SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: May 16, 2008

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On May 16, 2008, NeoMedia Technologies, Inc., a Delaware corporation (the "Company") issued and sold a secured convertible debenture (the “Debenture”) to YA Global Investments, L.P. (the “Investor”) in the principal amount of Five Hundred Thousand Dollars ($500,000). The Debenture shall mature, unless extended by the holder in accordance with the terms of the Debenture, on May 16, 2010 (“Maturity Date”). The Debenture shall accrue interest at a rate equal to fifteen percent (15%) per annum and such interest shall be paid quarterly in arrears beginning on July 1, 2008 and on the Maturity Date or sooner as provided therein) in cash. At any time after the Transaction Date, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.015 and eighty percent (80%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date. The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest.

In connection with the Debenture, the Company (a) paid Forty-Four Thousand Dollars ($44,000) directly from the proceeds of the closing to Yorkville Advisors LLC (“Investment Manager”) to compensate the Investment Manager for monitoring and managing the purchase and investment made by the Investor pursuant to the Investment Manager’s existing advisory obligations to the Investor, (b) paid a nonrefundable structuring and due diligence fee to the Investment Manager equal to Fifteen Thousand Dollars ($15,000) directly from the proceeds of the closing and (c) issued a warrant for the Investor to purchase 7,500,000 shares of the Company’s common stock at an exercise price of $0.0175 per share, which such warrant expires on May 16, 2015. In accordance with the terms of the warrant, a copy of which is attached hereto, in no event shall the holder be entitled t exercise the warrant for a number of shares in excess of that number of warrant shares which, upon giving effect to such exercise, would cause the aggregate number of shares of the Company’s common stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Company’s common stock following such exercise, except within sixty (60) days of May 16, 2015. If at the time of exercise the warrant shares are not subject to an effective registration statement or if an event of default thereunder has occurred, the holder may make a cashless exercise of the warrant in accordance with the formula set forth in the warrant.

In case of any (1) merger or consolidation of the Company or any subsidiary of the Company with or into another person, or (2) sale by the Company or any subsidiary of the Company of more than one-half of the assets of the Company in one or a series of related transactions, the Investor shall have the right to (A) declare the entire amount due and owing under the Debenture, (B) exercise its rights available as if an Event of Default has occurred (as such term is defined in the Debenture, (C) convert the aggregate amount of the Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Investor shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of the Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (D) in the case of a merger or consolidation, require the surviving entity to issue to the Investor a convertible debenture with a principal amount equal to the aggregate principal amount of the Debenture then held by the Investor, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible debenture shall have terms identical (including with respect to conversion) to the terms of the Debenture, and shall be entitled to all of the rights and privileges of the Investor of the Debenture set forth therein and the agreements pursuant to which the Debenture was issued. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Investor the right to receive the securities, cash and property upon any conversion or redemption following such event.

The Debenture is secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, dated August 24, 2007, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor and perfected pursuant to UCC-1 Financing Statements filed with the Delaware Department of State (the UCC Filing Section) on or about August 24, 2007 and with the Florida Secured Transaction Registry on or about August 24, 2007 and (b) certain Patent Collateral, as such term is defined in that certain Security Agreement (Patent), dated August 24, 2007, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 herein above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Secured Convertible Debenture, dated May 16, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.2	Warrant, dated May 16, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.2	Security Agreement, dated August 24, 2007, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K as filed with the SEC on August 30, 2007

Exhibit 10.3	Patent Security Agreement, dated August 24, 2007, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K as filed with the SEC on August 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2008	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Scott Womble
	Name:	Scott Womble
	Its:	Chief Financial Officer